UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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July 8, 2011
Dear Shareholder:
Enclosed is a proxy card you can use to vote on the Invesco Fund mergers.
I realize that casting your vote may not be your priority for today, but the Invesco Funds listed in the notice really need your vote. So we’ve tried to make it quick and easy for you, and I’m asking you to cast your vote on the card or by following the instructions in the enclosed notice.
WHY WE NEED YOUR VOTE
We’ve had to adjourn previous shareholders meetings to merge the Invesco Funds because there wasn’t sufficient voting participation from shareholders to approve the proposals.
Without your vote we won’t be able to pass the proposal(s) to merge your fund(s) into the acquiring Invesco Funds.
We really need your vote as part of the process of integrating the Van Kampen/Morgan Stanley retail investment capabilities into the Invesco product line.
Please take a moment to vote today. YOUR VOTE COUNTS! See the enclosed card for notice on generally how to submit your vote.
If you have any questions or need more information, please call our proxy information line at 1-800-959-4246, or contact your financial representative. Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com.
Thank you,
Sincerely,
Mr. Philip Taylor
President and Principal Executive Officer of Invesco Funds

IMPORTANT NOTICE
Shareholder Meeting Adjourned to September 14, 2011
Invesco Global Advantage Fund
Invesco Technology Sector Fund
Invesco Value Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco Funds referenced above. This meeting, which was originally scheduled for April 14, 2011 and adjourned until May 11, 2011, has further adjourned again, to September 14, 2011 at 3:15 p.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to approve the proposals described in the proxy materials.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card, or by calling the proxy soliciting agent at 1-866-438-4810 Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time to speak with one of the representatives to assist you with the voting process.

IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR VOTE.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card, by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card or by attending the Special Meeting and voting in person.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your instructions prior to September 14, 2011. You may also attend the Special Meeting to record your vote (see proxy materials for details).

IMPORTANT NOTICE
Shareholder Meeting Adjourned to September 14, 2011
Invesco Global Advantage Fund
Invesco Technology Sector Fund
Invesco Value Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco Funds referenced above. This meeting, which was originally scheduled for April 14, 2011 and adjourned until May 11, 2011, has further adjourned again, to September 14, 2011 at 3:15 p.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to approve the proposals described in the proxy materials.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card.

IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR VOTE.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card, by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card or by attending the Special Meeting and voting in person.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your instructions prior to September 14, 2011. You may also attend the Special Meeting to record your vote (see proxy materials for details).